UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

MONARCHY VENTURES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-1514324	46-0520633
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Calle urique número 5,

Colonia Fuentes de Bellavista, c.p. 33880

Hidalgo del Parral, Chihuahua, Mexico

(Address of principal executive offices)

______________________________________________

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 20, 2015, Sadler Gibb & Associates, LLC (“Sadler Gibb”) resigned as the Company’s independent registered public accounting firm.

Sadler Gibb issued audit reports on the Company’s financial statements for the years ended October 31, 2013 and 2012.

The Sadler Gibb reports on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The Sadler Gibb reports on the financial statements of the Company for the past two years each contained going concern explanatory paragraphs.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Sadler Gibb’s resignation, there were no reportable events or disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Sadler Gibb, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Sadler Gibb, and requested that Sadler Gibb furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Sadler Gibb agrees with the statements made by the Company and, if not, stating the respects in which Sadler Gibb does not agree.

A copy of Sadler Gibb’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On February 5, 2015, the Board of Directors of the Company approved the appointment of Dale Matheson Carr-Hilton LaBonte LLP (“Dale Matheson”).as the Company's new independent registered public accounting firm for the Company's fiscal year ended October 31, 2014, subject to the completion of final acceptance procedures. On February 5, 2015, this process was completed and the Company engaged Dale Matheson.

During the two most recent fiscal years and the interim period preceding our engagement of Dale Matheson, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Sadler Gibb

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCHY VENTURES INC.
Date: February 23, 2015.	/s/ Timothy J. Ferguson
Timothy J. Ferguson

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